EXHIBIT 99(i)

                   METALLURGICAL RESEARCH AND ASSAY LABORATORY
                            7 4 5 SUNSET RD. SUITE 8
                              HENDERSON, NV. 8 9015

                                February 9, 1996

Mr. Harrigan

     We retrieved and analyzed three samples for you (results shown on separate assay reports #'s 2220, 2221, and 2222 dated 2/9/96. These samples were taken over a 7 claim area and identified as B4 foot bank, M14 foot bank, and T prospect hole 200 yards to the north east. These samples, if representative of the 7 claims, have values according to our assays above as follows:

                 7 claims = 700,000 cubic yards and each cubic yard weighs ca
1.5 ton. or 1,050,000 ton/7claims.

            The average value/ton for each metal is:
            Gold          $  80
            Platinum        700
            Rhodium         250
            Osmium         1000
            Ruthenium        18
            Palladium        15
            Iridium         180

            TOTAL         $2243/ton

            $2243 X 1,050,000 tons = $2,355,150,000.00

     Of course these values are just an estimate but from the assays and the area covered we feel that they are a pretty good estimate.

      Very truly yours

      Donald E. Jordan

Maps (pp 82-83) attached to Exhibit 99(i) filed on paper only.

                             CERTIFICATE OF LOCATION
                                LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

     The Undersigned hereby certifies that he has caused to be located the MATZ # 1 Lode Mining Claim in the following quarter section(s):

   1/4          Section        Township        Range          Meridian
   ---          --------       --------        ------        ---------
SW of NE        17 & 20          16 S           71 E      See attached Map
--------        -------          -----          ----      ----------------
SE of NW        17 & 20          16 S           71 E             "
--------        -------          ----           ----        ------------
NW of SE        17 & 20          16 S           71 E             "
--------        -------          ----           ----        ------------
NE of SW        17 & 20          16 S           71 E             "
--------        -------          ----           ----        ------------

in Clark County, Nevada, on the 5th day of March, 1991.

     The name and mailing address of the locator is:

          Maurice W. Furlong, 5630 Sun Valley # 31, Sparks, Nevada 89433 Bill Harmatz, 3925 Bent Tree Dr., Sarasota, Florida 34241

     The claim is approximately 1,500 feet long and 600 feet wide, such that 600 feet is claimed in a North/South direction and 1,500 feet in a East/West direction from the point of discovery (monument of location), at which the notice of location was posted, together with 30 feet on each side of the monument of location and center line of the claim. The general course of the lode or vein is from the North East to the South West direction.

     The number, location and markings on each side corner or corner monument are as follows:

           Location              Markings                     Description
           --------              --------                     -----------
No. 1:     NE                      Gray                  Aluminum Tube 37" long
           --                      ----                  ----------------------
No. 2:     N                       Gray                          "
           ---                     ----                   -----------------
No. 3:     NW                      Gray                          "
           --                      ----                   -----------------
No. 4:     SE                      Gray                          "
           --                      ----                   -----------------
No. 5:     S                       Gray                          "
           ---                     ----                   -----------------
No. 6:     SW                      Gray                          "
           ---                     ----                   -----------------

     As erected on the ground, each side center or corner monument is marked as described above by Paint (e.g. metal tags, paint on posts).

     The work of location consisted of making a claim map as provided in NRS 517.040.

     Dated this 13th day of March, 1991.

SIGNATURE OF LOCATOR:

By:       Maurice W. Furlong
          ------------------
               (Agent)

                                                                RECORDER"S STAMP

Suggested Form - Nevada Department of Minerals
Nevada - Lode Certificate of Location - NRS 517.050

                             CERTIFICATE OF LOCATION
                                LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

     The Undersigned hereby certifies that he has caused to be located the MATZ # 2 Lode Mining Claim in the following quarter section(s):

   1/4       Section       Township          Range              Meridian
   ---       --------      --------          ------            ---------
NW of NE        20           16 S             71 E          See attached Map
--------        --           -----            ----          ----------------
NE of NW        20           16 S             17 E                 "
--------        --           ----             ----            ------------

in Clark County, Nevada, on the 5th day of March, 1991.

     The name and mailing address of the locator is:

          Maurice W. Furlong, 5630 Sun Valley # 31, Sparks, Nevada 89433 Bill Harmatz, 3925 Bent Tree Dr., Sarasota, Florida 34241

     The claim is approximately 1,500 feet long and 60 feet wide, such that 600 feet is claimed in a North/South direction and 1,500 feet in a East/West direction from the point of discovery (monument of location), at which the notice of location was posted, together with 30 feet on each side of the monument of location and center line of the claim. The general course of the lode or vein is from the North East to the South West direction.

     The number, location and markings on each side corner or corner monument are as follows:

                Location           Markings                 Description
                --------           --------                 -----------
No. 1:             NE                Gray              Aluminum Tube 37" long
                   --                ----              ----------------------
No. 2:             N                 Gray                       "
                   ---               ----                -----------------
No. 3:             NW                Gray                       "
                   --                ----                -----------------
No. 4:             SE                Gray                       "
                   --                ----                -----------------
No. 5:             S                 Gray                       "
                   ---               ----                -----------------
No. 6:             SW                Gray                       "
                   ---               ----                -----------------

     As erected on the ground, each side center or corner monument is marked as described above by Paint (e.g. metal tags, paint on posts).

     The work of location consisted of making a claim map as provided in NRS 517.040.

     Dated this 13th day of March, 1991.

SIGNATURE OF LOCATOR:

By: Maurice W. Furlong
    ------------------------
           (Agent)

                                                                RECORDER'S STAMP

Suggested Form - Nevada Department of Minerals
Nevada - Lode Certificate of Location - NRS 517.050

                             CERTIFICATE OF LOCATION
                                LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

     The Undersigned hereby certifies that he has caused to be located the MATZ # 3 Lode Mining Claim in the following quarter section(s):

1/4     Section      Township       Range                Meridian
---     -------      --------       -----                --------
NW         20          16 S          71 E            See attached Map
--         --          -----         ----            ----------------

in Clark County, Nevada, on the 5th day of March, 1991.

     The name and mailing address of the locator is:

          Maurice W. Furlong, 5630 Sun Valley # 31, Sparks, Nevada 89433 Bill Harmatz, 3925 Bent Tree Dr., Sarasota, Florida 34241

     The claim is approximately 1,500 feet long and 600 feet wide, such that 600 feet is claimed in a North/South direction and 1,500 feet in a East/West direction from the point of discovery (monument of location), at which the notice of location was posted, together with 30 feet on each side of the monument of location and center line of the claim. The general course of the lode or vein is from the North East to the South West direction.

     The number, location and markings on each side corner or corner monument are as follows:

        Location              Markings                      Description
        --------              --------                      -----------
No. 1:     NE                   Gray                  Aluminum Tube 37" long
           --                   ----                  ----------------------
No. 2:     N                    Gray                           "
           ---                  ----                    -----------------
No. 3:     NE                   Gray                           "
           --                   ----                    -----------------
No. 4:     SE                   Gray                           "
           --                   ----                    -----------------
No. 5:     S                    Gray                           "
           ---                  ----                    -----------------
No. 6:     SW                   Gray                           "
           ---                  ----                    -----------------

     As erected on the ground, each side center or corner monument is marked as described above by Paint (e.g. metal tags, paint on posts).

     The work of location consisted of making a claim map as provided in NRS 517.040.

     Dated this 13th day of March, 1991.

SIGNATURE OF LOCATOR:

By: Maurice W. Furlong
    ----------------------------
              (Agent)

                                                                RECORDER"S STAMP

Suggested Form - Nevada Department of Minerals
Nevada - Lode Certificate of Location - NRS 517.050

                             CERTIFICATE OF LOCATION
                                LODE MINING CLAIM


TO ALL WHOM IT MAY CONCERN:

     The Undersigned hereby certifies that he has caused to be located the MATZ # 4 Lode Mining Claim in the following quarter section(s):

1/4       Section        Township          Range                  Meridian
---       -------        --------          -----                  --------
SW          17             16 S             71 E              See attached Map
--          --             ----             ----              ----------------
NW          20             16 S             71 E                     "
--          --             ----             ----                ------------

in Clark County, Nevada, on the 5th day of March, 1991.

     The name and mailing address of the locator is:

          Maurice W. Furlong, 5630 Sun Valley # 31, Sparks, Nevada 89433 Bill Harmatz, 3925 Bent Tree Dr., Sarasota, Florida 34241

     The claim is approximately 1,500 feet long and 600 feet wide, such that 600 feet is claimed in a North/South direction and 1,500 feet in a East/West direction from the point of discovery (monument of location), at which the notice of location was posted, together with 30 feet on each side of the monument of location and center line of the claim. The general course of the lode or vein is from the North East to the South West direction.

     The number, location and markings on each side corner or corner monument are as follows:

        Location                Markings                      Description
        --------                --------                      -----------
No. 1:     NE                     Gray                  Aluminum Tube 37" long
           --                     ----                  ----------------------
No. 2:     N                      Gray                            "
           ---                    ----                    -----------------
No. 3:     NW                     Gray                            "
           --                     ----                    -----------------
No. 4:     SE                     Gray                            "
           --                     ----                    -----------------
No. 5:     S                      Gray                            "
           ---                    ----                    -----------------
No. 6:     SW                     Gray                            "
           ---                    ----                    -----------------

     As erected on the ground, each side center or corner monument is marked as described above by Paint (e.g. metal tags, paint on posts).

     The work of location consisted of making a claim map as provided in NRS 517.040.

     Dated this 13th day of March, 1991.

SIGNATURE OF LOCATOR:

By: Maurice W. Furlong
    ------------------------------
               (Agent)

                                                                RECORDER"S STAMP

Suggested Form - Nevada Department of Minerals
Nevada - Lode Certificate of Location - NRS 517.050

                             CERTIFICATE OF LOCATION
                                LODE MINING CLAIM


TO ALL WHOM IT MAY CONCERN:

     The Undersigned hereby certifies that he has caused to be located the MATZ # 6 Lode Mining Claim in the following quarter section(s):

  1/4        Section       Township       Range              Meridian
  ---        -------       --------       -----              --------
SW of SE       17            16 S          71 E          See attached Map
--------       --            ----          ----          ----------------

in Clark County, Nevada, on the 5th day of March, 1991.

     The name and mailing address of the locator is:

          Maurice W. Furlong, 5630 Sun Valley # 31, Sparks, Nevada 89433 Bill Harmatz, 3925 Bent Tree Dr., Sarasota, Florida 34241

     The claim is approximately 1,500 feet long and 600 feet wide, such that 600 feet is claimed in a East/West direction and 1,500 feet in a North/South direction from the point of discovery (monument of location), at which the notice of location was posted, together with 30 feet on each side of the monument of location and center line of the claim. The general course of the lode or vein is from the North East to the South West direction.

     The number, location and markings on each side corner or corner monument are as follows:

        Location                Markings                      Description
        --------                --------                      -----------
No. 1:     NE                      Gray                  Aluminum Tube 37" long
           --                      ----                  ----------------------
No. 2:     E                       Gray                          "
           ---                     ----                   -----------------
No. 3:     SE                      Gray                          "
           --                      ----                   -----------------
No. 4:     NW                      Gray                          "
           --                      ----                   -----------------
No. 5:     W                       Gray                          "
           --                      ----                   -----------------
No. 6:     SW                      Gray                          "
           ---                     ----                   -----------------

     As erected on the ground, each side center or corner monument is marked as described above by Paint (e.g. metal tags, paint on posts).

     The work of location consisted of making a claim map as provided in NRS 517.040.

     Dated this 13th day of March, 1991.

SIGNATURE OF LOCATOR:

By: Maurice W. Furlong
    --------------------------
             (Agent)

                                                                RECORDER"S STAMP

Suggested Form - Nevada Department of Minerals
Nevada - Lode Certificate of Location - NRS 517.050

                             CERTIFICATE OF LOCATION
                                LODE MINING CLAIM

TO ALL WHOM IT MAY CONCERN:

     The Undersigned hereby certifies that he has caused to be located the MATZ # 5 Lode Mining Claim in the following quarter section(s):

   1/4         Section       Township         Range             Meridian
   ---         -------       --------         -----             --------
SE of SW         17            16 S            71 E         See attached Map
--------         --            ----            ----         ----------------
SW of SE         17            16 S            71 E                 "
--------         --            ----            ----           ------------

in Clark County, Nevada, on the 5th day of March, 1991.

     The name and mailing address of the locator is:

          Maurice W. Furlong, 5630 Sun Valley # 31, Sparks, Nevada 89433 Bill Harmatz, 3925 Bent Tree Dr., Sarasota, Florida 34241

     The claim is approximately 1,500 feet long and 600 feet wide, such that 600 feet is claimed in a East/West direction and 1,500 feet in a North/South direction from the point of discovery (monument of location), at which the notice of location was posted, together with 30 feet on each side of the monument of location and center line of the claim. The general course of the lode or vein is from the North East to the South West direction.

     The number, location and markings on each side corner or corner monument are as follows:

        Location            Markings                      Description
        --------            --------                      -----------
No. 1:     NE                 Gray                  Aluminum Tube 37" long
           --                 ----                  ----------------------
No. 2:     E                  Gray                           "
           ---                ----                    -----------------
No. 3:     SE                 Gray                           "
           --                 ----                    -----------------
No. 4:     NW                 Gray                           "
           --                 ----                    -----------------
No. 5:     W                  Gray                           "
           ---                ----                    -----------------
No. 6:     SW                 Gray                           "
           ---                ----                    -----------------

     As erected on the ground, each side center or corner monument is marked as described above by Paint (e.g. metal tags, paint on posts).

     The work of location consisted of making a claim map as provided in NRS 517.040.

     Dated this 13th day of March, 1991.

SIGNATURE OF LOCATOR:

By: Maurice W. Furlong
    ------------------------------
               (Agent)

                                                                RECORDER'S STAMP

Suggested Form - Nevada Department of Minerals
Nevada - Lode Certificate of Location - NRS 517.050